Patrick Industries, Inc. Provides Business Update Regarding COVID-19 Temporarily Suspending Operations at Certain Facilities ELKHART, IN – March 26, 2020 - Patrick Industries, Inc. (NASDAQ: PATK) (“Patrick” or the “Company”), a major manufacturer and distributor of component and building products for the recreational vehicle, marine, manufactured housing, and industrial markets, today provided a business and operations update regarding the coronavirus (COVID-19) pandemic. “In order to continue to both balance production levels with customer demand and prioritize the well- being of our team members, as well as maintain compliance with mandates by certain state governments and other government agencies, we will be temporarily suspending operations at certain of our facilities,” said Andy Nemeth, President and Chief Executive Officer. “The suspensions, which are determined on a plant by plant basis, are currently expected to range from one to two weeks depending on government requirements or the demand needs of the specific markets in which we operate. We will continue to closely monitor the situation and will take the appropriate actions, as needed, as they relate to our operations, the health and safety of our team members, the communities in which we operate, our customers and all our other stakeholders. Certain facilities where local conditions allow or that are determined to be supplying products for an essential use will continue to operate, although with an elevated focus on safety. We strive to have, and continue to implement, best practices, policies and procedures as they continually evolve in conjunction with guidelines established by the Centers for Disease Control, the World Health Organization, and other government agencies to protect our team members, which is our highest priority.” “We believe we are well-positioned to drive our business and execute off of our operational and financial platforms in this uncertain time as we have a high variable cost, flexible business model firmly in place that allows us to quickly adjust our production levels as market conditions change,” Mr. Nemeth further stated. “In addition, in partnership with our incredibly dedicated and talented team members, we have enacted certain measures, and are prepared to enact further measures in the event the situation dictates, related to cost reductions in order to align our cost structure over the foreseeable future in correlation with fluctuations in industry demand. We have detailed tiered plans for various levels of market volatility, and we put a capital structure in place last September for both strategic and defensive purposes, including for unanticipated situations such as this. Our financial position is strong and we believe we have ample liquidity and availability, supported by cash on hand and available borrowings under our existing revolving credit facility, to not only navigate through the business interruption related to this pandemic crisis for the foreseeable future, but to pivot and execute quickly, returning to our strategic growth plan once visibility and stability in the markets improve. We are optimistic about the long-term prospects for each of our core markets.” About Patrick Industries, Inc. Patrick Industries, Inc. is a major manufacturer and distributor of component products and building products serving the recreational vehicle, marine, manufactured housing, residential housing, high-rise, hospitality, kitchen cabinet, office and household furniture, fixtures and commercial furnishings, and other industrial markets and operates coast-to-coast in various locations throughout the United States and in Canada, China and the Netherlands. Patrick’s major manufactured products include decorative vinyl and paper laminated panels, countertops, fabricated aluminum products, wrapped profile mouldings, slide-out trim and fascia, cabinet doors and components, hardwood furniture, fiberglass bath fixtures and tile systems, thermoformed shower surrounds, specialty bath and closet building products, fiberglass and plastic helm systems and component products, wiring and wire harnesses, boat covers, towers, tops and frames, electrical systems components including instrument and dash panels, softwoods lumber, interior passage doors, air handling products, RV painting, slotwall panels and components, aluminum fuel tanks, and CNC molds and composite parts and other products. The Company also distributes drywall and drywall finishing products, electronics and audio systems components, wiring, electrical and plumbing products, appliances, cement siding, raw and processed lumber, FRP products, interior passage doors, roofing products, tile, laminate and ceramic flooring, shower doors, furniture, fireplaces and surrounds, interior and exterior lighting products, and other miscellaneous products, in addition to providing transportation and logistics services. Cautionary Statement Regarding Forward-Looking Statements This press release contains certain statements related to future results, our intentions, beliefs and expectations or predictions for the future, which are forward-looking statements as that term is defined in the Private Securities Litigation Reform Act of 1995. These forward-looking statements involve a number of risks and uncertainties that could cause actual results to differ materially from either historical or anticipated results depending on a variety of factors. Potential factors that could impact results include: the disruption of business resulting from natural disasters or other unforeseen events, including, without limitation, impacts related to the coronavirus (COVID-19) pandemic and its impact on economic conditions, capital and financial markets, and the Company’s operations; adverse economic and business conditions related to the cyclicality and seasonality in the industries we sell our products; the deterioration of the financial condition of our customers or suppliers; the loss of a significant customer; changes in consumer behavior and demand; pricing pressures due to competition; conditions in the credit market limiting the ability of consumers and wholesale customers to obtain retail and wholesale financing for RVs, manufactured homes, and marine products; the imposition of restrictions and taxes on imports of raw materials and components used in our products; information technology performance 2 and security; any increased cost or limited availability of certain raw materials; the impact of governmental and environmental regulations, and our inability to comply with them; our level of indebtedness; the ability to remain in compliance with our credit agreement covenants; the availability and costs of labor and production facilities; inventory levels of retailers and manufacturers; the ability to generate cash flow or obtain financing to fund growth; future growth rates in the Company's core businesses; realization and impact of efficiency improvements and cost reductions; the successful integration of acquisitions and other growth initiatives; increases in interest rates and oil and gasoline prices; the ability to retain key executive and management personnel; and adverse weather conditions impacting retail sales. There can be no assurance that any forward-looking statement will be realized or that actual results will not be significantly different from that set forth in such forward-looking statement. The Company does not undertake to publicly update or revise any forward-looking statements except as required by law. Information about certain risks that could affect our business and cause actual results to differ from those expressed or implied in the forward-looking statements are contained in the section entitled “Risk Factors” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2019, and in the Company's Form 10-Qs for subsequent quarterly periods, which are filed with the Securities and Exchange Commission (“SEC”) and are available on the SEC’s website at www.sec.gov. Each forward- looking statement speaks only as of the date of this press release, and we undertake no obligation to update any forward-looking statement to reflect events or circumstances occurring after the date on which it is made. Contact: Julie Ann Kotowski Investor Relations kotowskj@patrickind.com 574.294.7511 3